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                                                                    EXHIBIT 10.1

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                     LEASE SEVERANCE AND AMENDMENT AGREEMENT

                                  BY AND AMONG

                            KINDRED HEALTHCARE, INC.
                              (f/k/a Vencor, Inc.),

                       KINDRED HEALTHCARE OPERATING, INC.
                         (f/k/a Vencor Operating, Inc.),

                                       AND

                       VENTAS REALTY, LIMITED PARTNERSHIP

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                     LEASE SEVERANCE AND AMENDMENT AGREEMENT

         THIS LEASE SEVERANCE AND AMENDMENT AGREEMENT (hereinafter this "Agreement" ) is dated as of the 12th day of December, 2001, and is by and
 ---------
among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Lessor") having an office at 4360
                                            ------
Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) ("Kindred"), and KINDRED
                                                    -------
HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) ("Operator"; Operator, jointly and severally with Kindred and permitted
        --------
successors and assignees of Operator and Kindred, "Tenant"), both having an
                                                   ------
office at 680 South 4/th/ Avenue, Louisville, Kentucky 40202.

                                    RECITALS

         A. Lessor and Tenant have entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced, the "Lease") demising to Tenant (i) the real
                                    -----
property described on Exhibit A attached hereto and made a part hereof, together
                      ---------
with the improvements thereon (the "Severed Properties"), and (ii) multiple
                                    ------------------
other properties (the "Remaining Properties").
                       --------------------

         B. Pursuant to Section 40.15 of the Lease, Lessor desires to sever the
                        -------------
Lease into two (2) leases, one (1) relating to the Severed Properties and one
(1) relating to the Remaining Properties, on the terms set forth in this Agreement.

         C. Lessor and Tenant further desire to amend the Lease as it will continue to apply to the Remaining Properties after the aforesaid severance in certain other respects, on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

         1. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

         2. The Lease is hereby severed into two (2) leases as follows: (a) contemporaneously herewith, Lessor and Tenant shall enter into that certain Master Lease Agreement (the "Severed Properties Lease") dated as of December,
                             ------------------------
2001 relating to the Severed Properties and (b) the Lease shall continue in full force and effect with respect to the Remaining Properties, and the Severed Properties shall be severed from the Lease, in accordance with Section 40.15(b)
                                                               -------------
and the other provisions of Section 40.15 of the Lease (as amended by this
                            -------------
Agreement).

         3. The Severed Properties Lease shall constitute a New Lease (as defined in the Lease) created pursuant to Section 40.15 of the Lease (as amended
                                          -------------
by this Agreement).

Subject to Section 22.7(g) of the Lease and without limitation of and subject to
           ---------------
the provisions of Sections 16.10, 19.1, 25.1.11 and 40.18 of the Severed
                  --------------  ----  -------     -----
Properties Lease and the Lease, and notwithstanding anything to the contrary contained in Section 1.3 of the Severed Properties Lease:
             -----------

         (a) Tenant under the Severed Properties Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Severed Properties Lease, insofar as they relate to the Severed Properties subject to the Severed Properties Lease, that were not paid, performed and satisfied in full prior to the New Lease Effective Date (as defined in the Severed Properties Lease) (and Tenant, in its capacity as the tenant under the Lease, shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to such New Lease Effective Date); and

         (b) The tenant under the Severed Properties Lease, in its capacity as the tenant under the Severed Properties Lease, shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of the tenant under the Lease, in its capacity as the tenant under the Lease, arising after such New Lease Effective Date (Tenant acknowledges, however, that, because Tenant is both the tenant under the Lease and under the Severed Properties Lease as of the New Lease Effective Date, Tenant, as a legal entity, is responsible for such duties, obligations and liabilities under the Lease).

      4. Tenant acknowledges that, contemporaneously with its entry into the Severed Properties Lease, Lessor intends to assign all of its right, title and interest in, to and under the Severed Properties Lease to Ventas Finance I, LLC, a Delaware limited liability company ("Successor Lessor"), and agrees that, as
                                       ----------------
set forth in Section 32.1 of the Severed Properties Lease, upon the execution
             ------------
and delivery by Successor Lessor of an assumption of all of Lessor's obligations under the Severed Properties Lease with respect to the Severed Properties arising or accruing from and after the date of such assignment, Lessor shall thereupon be released from all liabilities and obligations as lessor under the Severed Properties Lease with respect to the Severed Properties arising or accruing from and after the date of such assignment. Pursuant to Tenant's request, Lessor acknowledges that, upon the execution and delivery of the Severed Properties Lease and the delivery to Lessor of the lease guaranties relating to the Severed Properties Lease required by Section 40.12 of the Severed Properties Lease (the "Severed Properties Guaranties"), although the lease guaranties which were heretofore delivered to Lessor relative to the Lease (the "Existing Guaranties") shall remain in effect, the guarantors thereunder shall not be liable under such Existing Guaranties for the performance of obligations of Tenant under the Severed Properties Lease arising on or after such execution and delivery (but such guarantors shall be liable for such obligations under the Severed Properties Guaranties).

      5. In addition to the amendments and modifications to the Lease that, in accordance with the provisions of Section 40.15(b) and the other provisions of
                                  ----------------
Section 40.15 of the Lease, result from the severance of the Severed Properties
-------------
from the Lease, effective simultaneously with the severance of the Severed Properties from the Lease, Lessor and Tenant hereby further amend the Lease as it continues to apply to the Remaining Properties in the manner provided in Exhibit B attached hereto and made a part
                                     ---------
hereof.

      6. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

      7. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

                            [Signature Page Follows]

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         IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                                     TENANT:

                                     KINDRED HEALTHCARE, INC., a Delaware
                                     corporation formerly known as Vencor, Inc.

                                     By: /s/ Richard  A. Schweinhart
                                         ---------------------------------------
                                     Name:  Richard  A. Schweinhart
                                          --------------------------------------

                                     Title: Senior Vice President & Chief
                                           -------------------------------------
                                            Financial Officer


                                     TENANT:

                                     KINDRED HEALTHCARE OPERATING, INC., a
                                     Delaware corporation formerly known as
                                     Vencor Operating, Inc.

                                     By: /s/ Richard  A. Schweinhart
                                         ---------------------------------------
                                     Name:  Richard  A. Schweinhart
                                          --------------------------------------

                                     Title: Senior Vice President & Chief
                                           -------------------------------------
                                            Financial Officer

                                     LESSOR:

                                     VENTAS REALTY, LIMITED PARTNERSHIP, a
                                     Delaware limited partnership

                                     By:  Ventas, Inc., a Delaware corporation,
                                          its general partner

                                          By: /s/ T. Richard Riney
                                             ----------------------------------
                                             T. Richard Riney, Executive Vice
                                             President, General Counsel and
                                             Secretary

                                 Acknowledgments
                                 ---------------

STATE OF Kentucky       )
                        )
COUNTY OF Jefferson     )

         This 7th day of December, 2001, personally came before me Kim Oakley, a Notary Public in and for said County and State, Richard A. Schweinhart, who being by me duly sworn, says that he is the Sr. VP & CFO of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Richard A. Schweinhart acknowledged the said writing to be the act and deed of said corporation.

         WITNESS my hand and notarial stamp/seal this 7th day of December, 2001.

                                       /s/ Kim Oakley
                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

Sept. 10, 2005
--------------------------
[Notarial Stamp/Seal]

STATE OF Kentucky       )
                        )
COUNTY OF Jefferson     )

         This 7th day of December, 2001, personally came before me Kim Oakley, a Notary Public in and for said County and State, Richard A. Schweinhart, who being by me duly sworn, says that he is the Sr. VP & CFO of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Richard A. Schweinhart acknowledged the said writing to be the act and deed of said corporation.

         WITNESS my hand and notarial stamp/seal this 7th day of December, 2001.

                                       /s/ Kim Oakley
                                       -----------------------------------------
                                       Notary Public

My Commission Expires:


Sept. 10, 2005
--------------------------
[Notarial Stamp/Seal]

STATE OF New York    )
                     )
COUNTY OF New York   )

         This 11 day of December, 2001, personally came before me Kourosh Pirouz, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation.

         WITNESS my hand and notarial stamp/seal this 11 day of December, 2001.


                                       /s/ Kourosh Pirouz
                                       -----------------------------------------
                                       Notary Public

My Commission Expires:


________________________
[Notarial Stamp/Seal]

Kourosh Quincy Pirouz
Notary Public, State of New York
No. 01P16058602
Qualified in New York County
Commission Expires 5/14/03

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